RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Prospectus (Class A, C, K, Y shares) dated May 1, 2014, as supplemented June 1, 2014

Types of Shares Available

Class A Shares

Effective June 1, 2014, the third paragraph of the sub-section titled “Class A Shares” under the section of the Prospectus titled “Types of Shares Available” (on page 116) is amended and restated in its entirety as follows:

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RSFD;

•	members, officers, and employees of SailingStone;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement platforms and/or IRA platforms that have an agreement with RSFD to offer shares at NAV;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department, that has an agreement with RSFD to offer shares at NAV, exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers whose clients are investing via fee-based “wrap account” programs; and

•	accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006.

Class Y Shares

Effective June 1, 2014, the first paragraph of the sub-section titled “Class Y Shares” under the section of the Prospectus titled “Types of Shares Available” (on page 117) is amended and restated in its entirety as follows:

Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $25 million, that either were introduced to the Fund by a financial intermediary that is authorized to sell Class Y shares (including institutional investors purchasing shares through certain fee-based advisory wrap programs), or were not introduced to the Fund by a financial intermediary; (2) officers, directors, and employees of RS Investments and its affiliates and their family members, members, officers, and employees of SailingStone and their family members, and current and former Trustees of the Trust and their family members; or (3) investors purchasing shares in the Fund through a fee-based advisory wrap program that is authorized to sell Class Y shares.

June 1, 2014

REG14Q25

R14-1337